AMENDED AND RESTATED TERM LOAN AGREEMENT

                                     BETWEEN

                               BALCHEM CORPORATION

                          AND THE CHASE MANHATTAN BANK

                          Dated as of January 15, 1999

         Amended and Restated Loan Agreement dated as of January 15, 1999 between BALCHEM CORPORATION, a Maryland corporation with its chief place of business located at Route 6 and Route 284, P.O. Box 175, Slate Hill, New York 10973 (the "Borrower") and THE CHASE MANHATTAN BANK (formerly known as Chemical
Bank), a New York banking corporation having an office at 400 Rella Boulevard, Suite 100, Suffern, New York, 10901 (the "Bank").

         Preliminary Statement. The Borrower and the Bank entered into a loan agreement dated as of January 25, 1995 (as heretofore amended, the "Original Agreement") pursuant to which the Bank made a term loan to the Borrower in the original amount of $3,700,000 ("Term Loan A"). The Borrower has requested and the Bank has agreed, subject to the terms and conditions contained herein, to make an additional term loan to the Borrower in the amount of $3,000,000. To that end, the Borrower and the Bank hereby amend and restate the Original Agreement in its entirety as set forth herein.

         Accordingly, the Borrower, the Borrower and the Bank agree as follows:

                             SECTION 1. DEFINITIONS

         1.1 Defined Terms. As used herein the following terms shall have the following meanings:

         "Affiliate", as applied to any Person, means any other Person directly or indirectly through one or more intermediaries controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agreement" shall mean this Amended and Restated Loan Agreement, as the same from time to time may be amended, supplemented or modified.

         "Alternate Base Rate" shall mean a rate per annum equal to 1/2 of 1% plus the Federal Funds Effective Rate from time to time.

         "Base LIBOR Rate" applicable to a particular LIBOR Rate Interest Period shall mean a rate per annum equal to the product arrived at by multiplying the Fixed LIBOR Rate applicable to such Interest Period by a fraction (expressed as a decimal), the numerator of which shall be the number one and the denominator of which shall be the number one minus the aggregate reserve percentages (expressed as a decimal) from time to time established by the Board of Governors of the Federal Reserve System of the United States and any other banking authority to which the Bank is now or hereafter subject, including, but not limited to any reserve on Eurocurrency Liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System of the United States at the ratios provided in such Regulation from time to time, it being agreed that any portion of the Principal Balance bearing interest at a LIBOR Rate shall be deemed to constitute Eurocurrency Liabilities, as defined by such Regulation, and it being further agreed that such Eurocurrency Liabilities shall be deemed to be subject to such reserve requirements without benefit of or credit for prorations, exceptions or offsets that may be available to the Bank from time to time under such Regulation and irrespective of whether the Bank actually maintains all or any portion of such reserve.

         "Business Day" shall have the same meaning as "Working Day" set forth below.

         "Calculation Period" shall mean each period commencing on each anniversary of the date a Loan was made (calculated on the basis of a single annual payment), except for the initial Calculation Period following prepayment, which shall commence on the date of such prepayment and end of the next following anniversary date of the date the Fixed Rate was made.

         "Capital Expenditures" shall mean amounts paid or indebtedness incurred by the Borrower or any Subsidiary in connection with the purchase or lease of capital assets that would be required to be capitalized and shown on the balance sheet of the Borrower in accordance with GAAP.

         "Cash Flow" shall mean Operating Profit plus depreciation, amortization and non-cash compensation minus dividends minus Capital Expenditures.

         "Contractual Obligations" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Controlled" and "Control" shall mean any partnership, corporation or other entity of which the Borrower, alone, or the Borrower and/or one or more of its Subsidiaries, either has the power to direct the management or the power to direct at least a majority of the voting interests.

         "Corporate Guarantor" shall mean any Subsidiary of the Borrower.

         "Default" shall mean any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "Discount Rate" shall mean, for the purposes of Paragraph 2.5(a) and the calculation pursuant to the formula attached hereto as Exhibit C, for each Calculation Period, the fixed per annum rate, as determined by the Bank in its sole discretion on the date of such prepayment, that would be bid by a fixed rate payor under an arm's-length interest rate swap transaction having (i) a term approximately equal to such Calculation Period, (ii) a notional amount equal to the amount of such prepayment, (iii) a floating rate of LIBOR for the notional amount and (iv) a counterparty of creditworthiness acceptable to the Bank.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Environmental Laws" shall mean any federal, state or local statute or regulation relating to hazardous or toxic wastes or substances or the removal thereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the LIBOR Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). With respect to increases in the Eurodollar Reserve Percentage, the LIBOR Rate shall be adjusted automatically on and as of the effective date of any such increase.

         "Event of Default" shall mean any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Federal Funds Effective Rate" shall mean and to the extent necessary determined by the Bank separately for each day during the term of this Agreement and shall for each such day be a rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for each such day (or if any such day is not a Business Day, for the next immediately preceding Business Day) by the Federal Reserve Bank of New York, or if the weighted average of such rates is not so published for any such day which is a Business Day, the average of the quotations for any such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

         "Fixed Rate" shall mean the fixed rate of interest from time to time offered by the Bank for periods not to exceed in any event the applicable Term Loan Maturity Date. The Fixed Rate is subject to availability by the Bank.

         "Fixed LIBOR Rate" applicable to a particular LIBOR Rate Interest Period shall mean a rate per annum equal to the rate for U.S. dollar deposits with maturities comparable to such LIBOR Rate Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London Time, three (3) Working Days prior to the commencement of such LIBOR Rate Interest Period, provided, however, that if such rate does not appear on Telerate Page 3750, the "Fixed LIBOR Rate" applicable to a particular LIBOR Rate Interest Period shall mean a rate per annum equal to the rate at which U.S. dollar deposits in an amount approximately equal to the Principal Balance (or the portion thereof which will bear interest at a LIBOR Rate during the LIBOR Rate Interest Period to which such Fixed LIBOR Rate is applicable in accordance with the provision of this Agreement), and with maturities comparable to the last day of the LIBOR Rate Interest Period with respect to which such Fixed LIBOR Rate is applicable, are offered in immediately available funds in the London Interbank Market to the London office of the Bank by leading banks in the Eurodollar market at 11:00 a.m., London time, three (3) Working Days prior to the commencement of the LIBOR Rate Interest Period to which such Fixed LIBOR Rate is applicable.

         "Floating Rate" shall mean a rate per annum equal to the greater on a daily basis of (a) the Prime Rate and (b) the Alternate Base Rate. If for any reason the Bank shall have determined (which determination shall be conclusive and binding on the Borrower) that the Bank is unable to ascertain the Federal Funds Effective Rate for any reason, including, without limitation, the inability or failure of the Bank to obtain sufficient bids for the purposes of determining the Federal Funds Effective Rate in accordance with the provisions of this Agreement, the Floating Rate shall be determined on the basis of the

Prime Rate until the circumstances giving rise to such inability no longer exist. Notwithstanding anything to the contrary contained in this Agreement, the Bank shall have the right in its sole and absolute discretion to calculate interest on the portion of the Principal Balance from time to time bearing interest at the Floating Rate during any given period of time, or for any given day during the term of this Agreement, at a rate per annum based upon the Prime Rate notwithstanding the fact that a rate per annum based upon the Alternate Base Rate may, from time to time during such period of time or for any such given day, in fact be higher, it being agreed that no such election by the Bank shall in any event or under any circumstance constitute a waiver of the Bank's right at any time thereafter and without prior notice to the Borrower to charge interest on the portion of the Principal Balance bearing interest at the Floating Rate strictly in accordance with the provisions of this provision. Any change in the Floating Rate as a result of a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of any such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be. The Floating Rate and the components thereof shall be calculated for the actual number of days elapsed on the basis of a 360-day year. Each determination of the Floating Rate shall be made by the Bank and shall be conclusive and binding upon the Borrower absent manifest error.

         "Funded Debt" shall mean short term debt plus long term debt plus capital leases.

         "Funded Debt/Cash Flow Ratio" shall mean Funded Debt divided by Cash Flow.

         "GAAP" shall mean generally accepted accounting principles applied in a manner consistent with that employed in the preparation of the financial statements described in Section 3.1.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) any of the foregoing.

         "Guaranty" shall mean the guaranty in the form of Exhibit D hereto, which shall be executed and delivered to the Bank by the Corporate Guarantor.

         "Installment Payment Date" shall mean any date on which all or any portion of the Principal Balance of a Term Loan is due and payable.

         "Interest Period" shall mean any period during which a portion of a Loan bears interest at a fixed rate as elected by the Borrower in accordance with the terms of this Agreement.

                  (a) If any Interest Period would otherwise end on a day which is not a day on which the Bank is open for business in New York City, that Interest Period shall be extended to the next succeeding day upon which the Bank is open for business.

                  (b) No Interest Period shall extend beyond the applicable Term Loan Maturity Date.

         "LIBOR Margin" shall be the number set forth below based on the Borrower's Funded Debt/Cash Flow Ratio as evidenced by both (i) the Borrower's audited year-end financial statements delivered pursuant to Paragraph 5.2(a) and
(ii) evidence from the Borrower of the calculation of its Funded Debt/Cash Flow Ratio on a rolling four quarter basis. As such time as:

----------------------------------------------------------------- -----------------------
Funded Debt/Cash Flow Ratio is:                                   LIBOR Margin shall be:

----------------------------------------------------------------- -----------------------
equal to or greater than 2.0 to 1.0                               1.75 percent per annum
----------------------------------------------------------------- -----------------------
greater than 1.0 to 1.0 but less than 2.0 to 1.0                  1.50 percent per annum
----------------------------------------------------------------- -----------------------
greater than .5 to 1.0 but less than 1.0 to 1.0                   1.25 percent per annum
----------------------------------------------------------------- -----------------------
equal to or less than .50 to 1.00                                 1.00 percent per annum
----------------------------------------------------------------- -----------------------

Adjustments in the LIBOR Rate resulting from such calculations shall become effective as to LIBOR Rate Interest Periods that commence after the date that such calculations shall have been accepted by the Bank and shall be fixed for the entirety of such LIBOR Rate Interest Period.

         "LIBOR Rate" applicable to a particular LIBOR Rate Interest Period shall mean a rate per annum equal to the LIBOR Margin plus the Base LIBOR Rate applicable to such LIBOR Rate Interest Period.

         "LIBOR Rate Interest Period" shall mean the period of time during which a particular LIBOR Rate will be applicable to all or a particular portion of the Principal Balance of the Term Loan in accordance with the provisions of this Agreement, it being agreed that:

                                    (i) each LIBOR Rate  Interest  Period  shall
                           commence and shall terminate on
                           a Re-Set Date,

                                    (ii) each LIBOR Rate  Interest  Period shall
                           be of a duration of either one month, two months, three months, four months, five months, or six months,

                                    (iii) no LIBOR Rate  Interest  Period  shall
                           extend beyond the applicable Term Loan Maturity Date, and

                                    (iv)   except  as   otherwise   specifically
                           provided to the contrary with respect to the last LIBOR Rate Interest Period during the term of the applicable Term Note, and with respect to the unavailability of a LIBOR Rate or Rates, and with respect to a prepayment of all or a portion of the Principal Balance, the entire portion of the Principal Balance with respect to which a LIBOR Rate or Rate is or are due to be reset on the first day of a particular LIBOR Rate Interest Period will bear interest at the LIBOR Rate pertaining to such LIBOR Rate Interest Period from and including the first day of such LIBOR Rate Interest Period to, but not including, the last day of such LIBOR Rate Interest Period.

         "LIBOR Rate Prepayment Premium" shall have the meaning given therefor in Paragraph 2.5(b) hereof.

         "Lien" shall mean any mortgage, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

         "Loan or "Loans" shall mean Term Loan A and/or Term Loan B, as the context may require.

         "Loan Documents" shall mean Term Note A. Term Note B, this Agreement, the Security Agreement and any other document or instrument executed and delivered in connection herewith.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Bank hereunder or thereunder.

         "Maturity Date" shall mean the date that all or a portion of the outstanding Principal Balance of a Loan is due and payable pursuant to the terms hereof which shall include without limitation, each Installment Payment Date and the final Maturity Date of each Term Loan.

         "Note" shall mean Term Note A or Term Note B, as the context may require.

         "Operating Profit" shall mean earnings before interest and taxes.

         "Person" shall mean any individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity, or a government or state or any agency or political subdivision thereof.

         "Plan" shall mean any plan of a type described in Section 4021(a) of ERISA in respect of which the Borrower is an "employer" as defined in Section 3(5) of ERISA.

         "Post Default Rate" shall mean at any time a rate of interest equal to 2% per annum in excess of the rate (or rates) of interest otherwise in effect with respect to the Principal Balance.

         "Prepayment Premium" shall mean, for the purposes of Paragraph 2.5(a) and the calculation pursuant to the formula attached hereto as Exhibit C, for any prepayment of the Principal Balance bearing interest at a Fixed Rate, a premium (as liquidated damages and not as penalty) equal to (a) in the case of any such prepayment made within one year period prior to the applicable Term Loan Maturity Date or the date upon which such Interest Period would otherwise end, all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by the Bank to lenders of funds borrowed by it to make or carry the Fixed Rate and losses sustained by the Bank in connection with the re-employment of such funds) which the Bank may incur with respect to that portion of the Principal Balance bearing interest at the Fixed Rate, or (b) in the case of any such prepayment made earlier than one year prior to the applicable Term Loan Maturity Date or the date upon which such Interest Period would otherwise end, the sum of the present values, each determined at the appropriate Discount Rate, of the excess, if any, of (i) the amount of interest computed at the Fixed Rate on the Principal Balance (after giving effect to any scheduled amortization occurring prior to the first day of each Calculation Period) deemed to be due on the last day of each Calculation Period during the remaining term of the applicable Term Note, or until the Interest Period applicable to such Fixed Rate would otherwise end, over (ii) the amount of each corresponding interest payment computed according to the formula set forth on Exhibit C.

         "Principal Balance" shall mean the outstanding Principal Balance of the Term Note from time to time.

         "Prime Rate" shall mean the rate of interest established from time to time by the Bank as its "prime rate", as the same shall change from day to day.

         "Real Property" shall mean any real property owned or leased by the Borrower or any of its Subsidiaries.

         "Redeployment Rate" shall mean, for the purposes of Paragraph 2.5(a) and the calculation pursuant to the formula attached hereto as Exhibit C, at any time, the fixed per annum rate (calculated on the basis of a single annual interest payment), as determined by the Bank in its sole discretion on the date of such prepayment, that would be bid by a fixed rate payor under an arm's-length interest rate swap transaction having (i) a term approximately equal to the period commencing on the date of such prepayment and ending on the stated maturity of such Fixed Rate, (ii) a notional amount equal to the amount of such prepayment, (iii) a floating rate of LIBOR for the notional amount and
(iv) a counterparty of creditworthiness acceptable to the Bank.

         "Reference Bank" means one or more of the banks appearing on the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks); provided that if no such offered rate shall appear on such display, "Reference Bank" shall mean one or more major banks in the London interbank market as selected by the Bank.

         "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

         "Re-Set Date" shall mean consecutive numerically corresponding dates during the term of this Agreement, the first of which Re-Set Dates shall occur on a Working Day to be designated by the Bank, which Working Day shall not be earlier than five (5) Working Days or later than fifteen (15) Working Days subsequent to the date upon which the Loan is advanced. Each subsequent Re-Set Date during the term of this Agreement shall be the date in each subsequent calendar month during the term of this Agreement which numerically corresponds to the first Re-Set Date during the term of this Agreement, provided, however, that if the numerically corresponding date in any such subsequent calendar month during the term of this Agreement shall not be a Working Day, the Re-Set Date for such calendar month shall be the next succeeding Working Day, unless the next such succeeding Working Day would fall in the next calendar month, in which event the Re-Set Date for such calendar month shall be the next preceding Working Day. For the purposes of this Agreement the period of time between any two consecutive Re-Set Dates during the term of this Agreement shall be deemed to be a period of one month.

         "Requirements of Law" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Roll Over Date" applicable to a particular LIBOR Rate Interest Period shall mean the last day of such LIBOR Rate Interest Period.

         "Security Agreements" shall mean the Security Agreements referred to in Paragraph 9(b) hereof substantially in the form of Exhibit E hereto.

         "Specified Person" shall mean either the Borrower or any of its Subsidiaries.

         "Subsidiary or Subsidiaries" of any Person shall mean any corporation or corporations of which the Person alone, or the Person and/or one or more of its Subsidiaries, owns, directly or indirectly, at least a majority of the securities having ordinary voting power for the election of directors.

         "Telerate Page 3750" shall mean the display designated as "Page 3750" on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3750 on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for U.S. Dollar deposits). Any Fixed LIBOR Rate determined on the basis of the rate displayed on Telerate Page 3750 in accordance with the provisions of this Agreement shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one hour of the time when such rate is first displayed by such Service.

         "Term Loan(s)" shall mean Term Loan A and/or Term Loan B, as the context may require.

         "Term Loan A" shall mean the term loan made by the Bank to the Borrower pursuant to Section 2.1 hereof, in the original principal amount of $3,700,000 (the Principal Balance of which is, as of the Restatement Date, $750,000).

         "Term Loan B" shall mean the term loan made by the Bank to the Borrower on the restatement Date pursuant to Section 2.1 hereof, in the original principal amount of $3,000,000.

         "Term Loan A Maturity Date" shall mean April 1, 2000.

         "Term Loan B Maturity Date" shall mean January 15, 2004.

         "Term Loan Maturity Date" shall mean, with respect to Term Loan A, Term Loan A Maturity Date, and with respect to Term Loan B, Term Loan B Maturity Date.

         "Term Note(s)" shall mean Term Note A and/or Term Note B, as the context may require.

         "Term Note A" shall mean the note, substantially in the form of Exhibit A hereto, evidencing Term Loan A.

         "Term Note B" shall mean the note, substantially in the form of Exhibit B hereto, evidencing Term Loan B.

         "Working Day" shall mean any day on which the Bank is open for business in New York City and on which commercial banks in the City of London, England are open for dealings in U.S. dollar deposits in the London Interbank Market.

         1.2 Accounting Terms. As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not specifically defined herein shall have the respective meanings given to them under generally accepted accounting principles.

                              SECTION 2. TERM LOANS

         2.1      Term Loan Principal Repayment.

                  (a) (i) Term Loan A. The Outstanding Principal Balance of Term Loan A as of the Restatement Date, in the amount of $750,000.00, shall be repayable in consecutive monthly installments of principal as follows: Subject to Paragraph (b)(i) below of Section 2.1, commencing on February 1, 1999 and on the first day of each succeeding month thereafter through and including Term Loan A Maturity Date, there shall be due and payable installments of principal each in the amount of $50,000.00.

                           (ii) Term Loan B. The Outstanding  Principal  Balance
of Term Loan B shall be repayable in consecutive monthly installments of principal as follows: Subject to paragraph (b)(ii) below of Section 2.1, commencing on February 1, 1999 and on the first day of each succeeding month thereafter through and including Term Loan B Maturity Date, there shall be due and payable installments of principal each in the amount of $50,000.

                  (b) (i) Term Loan A. If in any month, it would be necessary for the Borrower to prepay a Loan which bears interest at a LIBOR Rate in order to make a regular monthly payment of principal due under Paragraph (a)(i) of
Section 2.1, the Borrower may defer such regular monthly payment until the last day of the LIBOR Rate Interest Period applicable to such Loan, provided, however, that the aggregate of all principal payments for: (1) the period February 1, 1999 through December 31, 1999 shall be no less than $550,000; and
(2) the period February 1, 1999 through Term Loan A Maturity Date shall be no less than $750,000.

                           (ii)  Term  Loan  B. If in any  month,  it  would  be
necessary for the Borrower to prepay a Loan which bears interest at a LIBOR Rate in order to make a regular monthly payment of principal due under Paragraph
(a)(ii) of Section 2.1, the Borrower may defer such regular monthly payment until the last day of the LIBOR Rate Interest Period applicable to such Loan, provided, however, that the aggregate of all principal payments for (1) the period February 1, 1999 through December 31, 1999 shall be no less than $550,000; (2) the period February 1, 1999 through December 31, 2000 shall be no less than $1,150,000; (3) the period February 1, 1999 through December 31, 2001 shall be no less than $1,750,000; (4) the period February 1, 1999 through December 31, 2002 shall be no less than $2,350,000; and (5) the period February 1, 1999 through Term Loan B Maturity Date shall be no less than $3,000,000.

                  (c) In addition to and together with each installment of principal set forth above, the Borrower shall pay to the Bank interest on the unpaid Principal Balance of each Term Loan at the rate (or rates) hereinafter provided and at the times so designated for the particular interest option selected. The entire Principal Balance of each Term Loan remaining unpaid and any accrued and unpaid interest shall be due and payable on the Term Loan Maturity Date applicable to such Term Loan.

         2.2      Term Loan Interest

                  (a) Each Term Loan made by the Bank to the Borrower pursuant to Section 2.1 hereof shall be evidenced by, in the case of Term Loan A, a replacement promissory note of the Borrower substantially in the form of Exhibit A hereto, and in the case of Term Loan B, a promissory note of the Borrower substantially in the form of Exhibit B hereto, each payable to the order of the Bank and representing the obligation of the Borrower to pay the Principal Balance of such Term Loan with interest thereon as hereinafter prescribed. Each Term Note shall (i) be dated the date hereof, (ii) be stated to mature on, in the case of Term Loan A, Term Loan A Maturity Date, and, in the case of Term Loan B, Term Loan B Maturity Date, (iii) provide for principal repayment as set forth above and (iv) bear interest with respect to the unpaid Principal Balance thereof from time to time outstanding at a rate (or rates) per annum to be selected by the Borrower in accordance with the provisions set forth in Section
2.3 hereof, and in the case of the Fixed Rate or the LIBOR Rate for the Interest Period or the LIBOR Rate Interest Period therein specified, equal to either (1) the Base LIBOR Rate plus the LIBOR Margin, (2) the Fixed Rate, if available and at the rate determined by the Bank for the period so designated, or (3) the Floating Rate (which interest rate will change when and as the Prime Rate or the Federal Funds Effective Rate changes). In all cases interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in Paragraph 2.2(b) hereof. After any stated or accelerated maturity, such Term Note shall bear interest at the rate set forth in Paragraph 2.2(d) hereof.

                           (i) From and  including the date on which the Loan is
advanced to, but not including, the first Re-Set Date during the term of this Agreement, the entire Principal Balance shall bear interest at the Floating Rate. From and including the first Re-Set Date during the term of this Agreement to, but not including, the last Re-Set Date during the term of this Agreement to, but not including, the last Re-Set Date during the term of this Agreement, the entire Principal Balance shall, except as specifically provided to the contrary in this Agreement, bear interest at the above referenced Fixed Rate, Floating Rate or to the extent hereafter provided at one or more of the available LIBOR Rates. The available LIBOR Rates shall consist of a one-month LIBOR Rate, a two-month LIBOR Rate, a three-month LIBOR Rate, a four-month LIBOR Rate, a five-month LIBOR Rate, and a six-month LIBOR Rate determined in accordance with the provisions of this Agreement, it being agreed that:

                                    (A) the  Borrower  shall  have the  right to
select from the available LIBOR Rate (or rates) from time to time applicable to the Principal Balance, and

                                    (B) each  LIBOR  Rate  from  time to time so
selected by the Borrower shall take effect and shall end on a Re-Set Date. Except as hereinafter specifically provided to the contrary in this paragraph, the Borrower shall not have the right to select more than one LIBOR Rate to take effect on any given Re-Set Date.

                           (ii)   Notwithstanding   anything  to  the   contrary
hereinabove set forth in Paragraph 2.2(a)(i), the Borrower shall have the option from time to time during the term of this Agreement to select up to, but not in excess of, two (2) LIBOR Rates to take effect on any given Re-Set Date with respect to each Term Loan. The Borrower shall make such election by written irrevocable notice given to the Bank at least five (5) Working Days prior to the applicable Re-Set Date, in which notice the Borrower shall specify the two (2) LIBOR Rates so selected by the Borrower and the respective portions of the Principal Balance to which such LIBOR Rates are to respectively pertain, it being agreed that:

                                    (A) the  minimum  portion  of the  Principal
Balance to which any such LIBOR Rate may pertain shall be equal to at least $500,000,

                                    (B) each such LIBOR Rate so  selected by the
Borrower shall be applicable to the portion of the Principal Balance to which it pertains from and including the first day of the applicable LIBOR Rate Interest Period to, but not including, the Roll Over Date applicable to such LIBOR Rate Interest Period, and

                                    (C) the Borrower shall not have the right to
exercise its option pursuant to this sentence as of any given Re-Set Date if the effect thereof would be to cause more than two (2) different LIBOR Rate Interest Periods to be in effect with respect to the Principal Balance of any individual Term Loan at any given time during the term of this Agreement.

                           (b)  Interest  accrued  on each  Term  Loan  shall be
payable, on:

                                    (i) the  Maturity  Date  applicable  to such
Term Loan;

                                    (ii)  with  respect  to any  portion  of the
Principal Balance prepaid pursuant to this Agreement, the date of such prepayment;

                                    (iii) the first day of each month in each year during the term of such Term Loan to and including the Term Loan Maturity Date applicable to such Term Loan, commencing on the first day of the first month following the Restatement Date;

                                    (iv)  with  respect  to any  portion  of the
Principal Balance converted to a different rate on a day when interest would not otherwise have been payable, the date of such conversion.

                  (c) All payments (including prepayments) to be made by the Borrower on account of principal or interest with respect to the Loans or on account of fees or any other obligations of the Borrower to the Bank hereunder shall be made to the Bank at the office of the Bank set forth in Section 10.1 hereof or at such other place as the Bank may from time to time designate in writing in lawful money of the United States of America in immediately available funds. The Borrower hereby authorizes and directs the Bank to charge any account of the Borrower maintained at any office of the Bank for any such payments. Subject to the other provisions hereof and the definitions of Interest Period and LIBOR Rate Interest Period set forth in Section 1.1 hereof, if any payment to be so made hereunder, or under a Term Note, becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, to the extent permitted by applicable law, interest thereon shall be payable at the then applicable rate during such extension.

                  (d) If all or a portion of principal or interest shall not be paid when due (whether at the stated or any accelerated maturity of the Loans) or if any fee or other amount due hereunder shall not be paid when due, such Loan, interest, fee or amount due hereunder, to the extent permitted by applicable law, shall bear interest (payable on demand, and in any event on the last day of each month, and computed daily on the basis of a 360-day year for actual days elapsed) at the Post Default Rate. In no event, however, shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. The obligation to so pay interest upon any reimbursement obligation of the Borrower to the Bank shall not be construed so as to waive the requirement for reimbursement on the same date that payment is made by the Bank as set forth in this Agreement.

                  (e) The Borrower hereby expressly authorizes the Bank to record the rate (or rates) of interest applicable to the Principal Balance (or portions thereof) and the Interest Period or LIBOR Rate Interest Periods applicable and all such recordations shall be presumed to be correct.

                  (f) Notwithstanding anything to the contrary contained herein, the amount of the Principal Balance of a Loan which may bear interest at a LIBOR Rate (or rates) and the LIBOR Rate Interest Period (or periods) applicable thereto shall not be such as would result in a prepayment penalty in order to satisfy the amortization requirements set forth in Paragraph (a) of Section 2.1 except as permitted by Paragraph (b) of Section 2.1.

         2.3      Procedure for Election of Interest Rates.

                  (a) The Borrower may elect to have interest on all or portions of the Principal Balance accrue at any of the aforementioned interest rates by giving the Bank irrevocable notice of a request for an interest election hereunder (i) in the case of the LIBOR Rate, as set forth below and (ii) in the case of all other interest rate elections, not less than one nor more than five Business Days before a proposed election, continuation or conversion, setting forth (A) the amount of the Principal Balance which will bear interest at such rate, which shall be not less than $500,000, (B) whether the interest rate for such principal amount is to be LIBOR Rate, Fixed Rate or Floating rate or a combination thereof, (C) if a LIBOR or Fixed Rate is selected, the requested Interest Period or LIBOR Rate Interest Period commencement date, and (D) if entirely or partially a Fixed Rate or a LIBOR Rate, the length of the Interest Period or LIBOR Rate Interest Period therefor, which shall be (1) one month, two months, three months, four months, five months, or six months, in the case of the LIBOR Rate, and (2) for a period not to exceed the applicable Term Loan

Maturity  Date  in the  case of a Fixed  Rate or a LIBOR  Rate.  As used in this
Section 2.3, "conversion" shall mean the conversion from one interest rate to another interest rate as more fully described in Section 2.3 hereof. Such notice may be written (including, without limitation, via facsimile transmission) or oral and shall be sufficient if received by 1 p.m. on the date on which such notice is to be given. If any such request is oral it shall be confirmed in writing sent by the Borrower to the Bank within two Business Days thereafter. If no interest rate election is made, then the Principal Balance (or any portion thereof) will automatically then bear interest at the Floating Rate.

                  (b) The Borrower shall have the right at any time on prior irrevocable written notice to the Bank as specified in Paragraph 2.3(a) to continue any interest rate election into a subsequent Interest Period or LIBOR Rate Interest Period, as the case may be, (ii) to convert any portion of the Principal Balance bearing interest at a Fixed Rate upon the expiration of the Interest Period or LIBOR Rate upon the Roll Over Date to bear interest at another type of Fixed Rate or LIBOR Rate or a Floating Rate (specifying, in the case of a Fixed Rate or LIBOR Rate, the Interest Period and LIBOR Rate Interest Period to be applicable thereto), and (iii) to convert interest on any portion of the Principal Balance bearing interest at the Floating Rate into a Fixed Rate or LIBOR Rate (specifying the Interest Period or the LIBOR Rate Interest Period to be applicable thereto), subject to the following:

                           (i) in the case of a conversion of less than all of the outstanding Principal Balance of a Term Loan, the aggregate principal amount of such Term Loan converted shall not be less than $500,000.00;

                           (ii) no portion of a Term Loan (other than that portion bearing interest at a Floating Rate) shall be converted at any time other than at the end of an Interest Period (or the LIBOR Rate Interest Period) applicable thereto; and

                           (iii) no election for a Fixed Rate or a LIBOR Rate may be made by the Borrower within sixty (60) days of the applicable Term Loan Maturity Date.

In the event that the Borrower shall not give notice to continue any Fixed Rate or LIBOR Rate into a subsequent Interest Period or convert any amount of the Principal Balance of a Term Loan bearing interest at such rate into another type, on the last day of the Interest Period or LIBOR Rate Interest Period thereof, such Principal Balance (unless prepaid) shall automatically bear interest at the Floating Rate. The Interest Period or LIBOR Rate Interest Period applicable to any portion of the Principal Balance which is to bear interest at the Fixed Rate or the LIBOR Rate resulting from a conversion or continuation shall be specified by the Borrower in the irrevocable notice delivered by the Borrower pursuant to this section; provided, however, that, if such notice does not specify either rate of interest or the Interest Period or the LIBOR Rate Interest Period to be applicable thereto, that portion of the Principal Balance shall automatically be converted into, or continued as, as the case may be, at the Floating Rate until such required information is furnished pursuant to the terms hereof. Notwithstanding anything to the contrary contained above, if an Event of Default shall have occurred and is continuing, no Fixed Rate may be continued into a subsequent Interest Period or LIBOR Rate may be continued into a subsequent LIBOR Rate Interest Period and no LIBOR Rate of interest may be converted to the Fixed Rate or Fixed Rate of Interest into the LIBOR Rate.

         2.4      Prepayment.

                  (a) The Borrower may prepay any portion of the Principal Balance bearing interest at the Floating Rate in whole or in part without premium or penalty upon not less than ten (10) business days prior written notice; provided, however, that each partial prepayment on account of any portion of the Principal Balance bearing interest at the Floating Rate shall be in an amount not less than $100,000. Except as provided in Section 2.5 below, the Borrower may not prepay any portion of a Term Loan bearing interest at the Fixed Rate or the LIBOR Rate prior to the last day of the Interest Period or LIBOR Rate Interest Period therefor. Any partial prepayment of a Term Loan shall be applied to the last maturing installments in inverse order or their respective maturities. Each prepayment shall be made together with payment of accrued interest on the amount prepaid to and including the date of prepayment.

         2.5      Prepayment Premiums.

                  (a) If any portion of the Principal Balance of a Term Loan is bearing interest at the Fixed Rate, then, subject to the following provisions of this paragraph, the Borrower shall have the right to prepay such portion of the Principal Balance in multiples of $100,000.00 (with a minimum of $100,000.00), upon not less than ten (10) business days' prior written irrevocable notice to the Bank specifying the intended date of prepayment, and the amount to be prepaid, and such prepayment is accompanied by payment of accrued interest to and including the date of prepayment and other sums then due and payable pursuant to the provisions of this Agreement or the other Loan Documents. The
Borrower shall pay to the Bank contemporaneously with any such voluntary prepayment of the Principal Balance which bears interest at the Fixed Rate a Prepayment Premium (as hereinafter defined). Any payment of the then outstanding Principal Balance after the Bank shall have declared the Principal Balance immediately due and payable, or after the Bank shall have commenced an action or proceeding as a result of an Event of Default, shall be deemed a voluntary prepayment for the purposes of this paragraph and a Prepayment Premium calculated pursuant to the provisions of this paragraph shall be payable with respect thereto based upon the interest rate specified herein applicable to the then outstanding principal indebtedness immediately prior to such default, declaration or commencement. The portion of the Principal Balance specified in any such irrevocable notice of prepayment shall, notwithstanding anything to the contrary contained in this Agreement, be absolutely and unconditionally due and payable on the date specified in such notice.

                  (b) If any portion of the Principal  Balance of a Term Loan is bearing interest at a LIBOR Rate or rates, then subject to the following provisions of this paragraph, the Borrower shall have the right to prepay such Principal Balance (or any portion thereof) in whole, or in part, upon not less than ten (10) Business Days' prior written irrevocable notice to the Bank specifying the intended date of prepayment, which date of prepayment shall not be more than fifteen (15) Business Days days after the date of such notice, and the amount to be prepaid and upon payment of all interest and other sums then due and payable pursuant to the provisions of this Agreement and the Loan
Documents. The portion of the Principal Balance specified in any such irrevocable notice of prepayment shall, notwithstanding anything to the contrary contained in this Agreement or the Loan Documents, be absolutely and unconditionally due and payable on the date specified in such notice. Any partial prepayment of the Principal Balance in accordance with the provisions of this Paragraph 2.5(b) shall be in a minimum amount of and in multiples of at least $100,000, and no partial prepayment of the Principal Balance shall be permitted in accordance with the provisions of this paragraph if such partial prepayment would reduce the Principal Balance below $100,000. The Bank shall not be obligated to accept any prepayment of the Principal Balance bearing interest at a LIBOR Rate or rates unless it is accompanied by the prepayment premium, if any, due in connection therewith as calculated pursuant to the provisions of this Paragraph 2.5(b), it being understood and agreed that no LIBOR Rate Prepayment Premium (as hereinafter defined) payable under this paragraph shall in any event or under any circumstance be deemed or construed to be a penalty.

         No LIBOR Rate Prepayment Premium shall be payable if the portion of the Principal Balance being prepaid hereunder occurs on the Roll Over Date pertaining to the portion of the Principal Balance of the Term Note being prepaid. If any particular portion of the Principal Balance being prepaid is bearing interest at a LIBOR Rate and such prepayment does not occur on the Roll Over Date pertaining to the portion of the Principal Balance of the Term Note being prepaid, the Borrower shall pay to the Bank contemporaneously with any such prepayment a prepayment premium (the "LIBOR Rate Prepayment Premium") equal to the portion of the Principal Balance being prepaid, multiplied by a per annum interest rate equal to the difference between the then applicable Base LIBOR Rate and the 360-day equivalent interest yield, as adjusted to reflect interest payments on a monthly basis (the "Reinvestment Rate"), on any U.S. Government Treasury obligations selected by the Bank, in its sole and absolute discretion, in an aggregate amount comparable to the portion of the Principal Balance being prepaid, and with maturities comparable to the next occurring Roll Over Date applicable to the portion of the Principal Balance being prepaid, calculated over a period of time from and including the date of prepayment to, but not including, such next occurring Roll Over Date. If the Base LIBOR Rate applicable to the portion of the Principal Balance being prepaid is equal to or less than the Reinvestment Rate, no LIBOR Rate Prepayment Premium, nor any rebate, shall be due. If a portion of the Principal Balance is bearing interest at a LIBOR Rate or Rates and a portion of the Principal Balance is bearing interest at the Floating Rate in accordance with the provisions of this Agreement on the date of a partial prepayment of the Principal Balance in accordance with the provisions of this Paragraph 2.5(b), such partial prepayment shall be applied to the respective portions of the Principal Balance bearing interest at a LIBOR Rate and the Floating Rate or Rates in such order and manner so as to minimize the LIBOR Rate Prepayment Premium due with respect thereto as calculated pursuant to the provisions of this paragraph.

         The Bank shall, at the request of the Borrower, deliver to the Borrower a statement setting forth the amount and basis of determination of the LIBOR Rate Prepayment Premium, if any, due in connection with a prepayment of any portion of the Principal Balance of a Term Note bearing interest at a LIBOR Rate or rates in accordance with the provisions of this paragraph, it being agreed that:

                           (i) the  calculation  of such LIBOR  Rate  Prepayment
Premium may be based on any U.S. Government Treasury obligations selected by the Bank, in its sole and absolute discretion,

                           (ii) no Obligee  shall be  obligated  or  required to
have actually reinvested the prepaid portion of the Principal Balance of the Term Note in any such U.S. Government Treasury obligations as a condition precedent to the Borrower being obligated to pay a LIBOR Rate Prepayment Premium calculated as aforesaid, and

                           (iii)  the  Borrower  shall  not  have  the  right to
question the correctness of any such statement or the method of calculation set forth therein in the absence of manifest error.

The Borrower shall, upon receipt of such statement and contemporaneously with any such prepayment of the Principal Balance of the Term Note bearing interest at such a LIBOR Rate, remit to the Bank the LIBOR Rate Prepayment Premium, if any, due in connection therewith, as calculated pursuant to the provisions of this paragraph.

         Any payment of the Principal Balance after the Bank shall have declared a Term Loan immediately due and payable in accordance with the provisions of this Agreement or the other Loan Documents, or after the Bank shall have commenced an action as a result of an Event of Default under this Agreement or the other Loan Documents, shall be deemed to be a voluntary prepayment for all purposes of this paragraph and a LIBOR Rate Prepayment Premium calculated pursuant to the provisions of this paragraph shall be payable with respect thereto based upon the Base LIBOR Rate or Rates applicable to the Principal
Balance immediately prior to such default, declaration or commencement. Notwithstanding the foregoing, however, it is understood and agreed that the Bank shall not be obligated to accept a prepayment, in whole or in part bearing interest at a LIBOR Rate (or rates), of the Principal Balance in accordance with the provisions of this paragraph if any default shall have occurred and shall be continuing under any Term Note, this Agreement or the other Loan Documents unless the Bank shall otherwise agree to the contrary in its sole and absolute discretion. The provisions of this paragraph shall be applicable to any prepayment of the Principal Balance in whole or in part, by acceleration or otherwise, it being agreed that any payment of the Principal Balance shall be deemed to be a voluntary prepayment for the purposes of this paragraph and a LIBOR Rate Prepayment Premium calculated pursuant to the provisions of this paragraph shall be payable with respect thereto.

         2.6 Use of Proceeds. The proceeds of Term Loan A were used to refinance the Borrower's existing floating rate term debt and to finance the purchase of ethylene oxide drums, construction of a drumming station and ancillary expenses. The proceeds of Term Loan B shall be used to replace short term refinancing of existing debt of Borrower. No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or to carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund indebtedness originally incurred for such purpose, or (b) for any purpose which violates or is inconsistent with the provisions of the Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System.

         2.7 Capital Requirements. If after the date of this Agreement the Bank shall have determined that:

                  (a) the applicability of any law, rule, regulation or guideline adopted or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards,"

                  (b) the adoption, after the date of the Term Notes, of any other law, rule, regulation or guideline regarding capital adequacy,

                  (c) any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any domestic or foreign governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or

                  (d) the compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has, or would have, the effect of reducing the rate of return on the Bank's capital, as a consequence of having made the Loans or any portion thereof, or of having any interest therein, or under this Agreement or the other Loan Documents, to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then, from time to time, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. Any amount or amounts payable by the Borrower to the Bank in accordance with the provisions of this Section 2.7 shall be paid by the Borrower to the Bank within ten (10) days of receipt by the Borrower from the Bank of a statement setting forth the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding upon the Borrower absent manifest error.

         2.8      Indemnity.

                  (a) Anything in this Agreement or the other Loan Documents to the contrary notwithstanding, the Borrower shall indemnify and hold the Bank harmless and defend the Bank at the Borrower's sole cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements of the Bank's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with:

                           (i)  any   ongoing   matters   arising  out  of  this
Agreement, the other Loan Documents or the transaction contemplated hereby or thereby, including, but not limited to, all costs of appraisal or reappraisal of all or any portion of any collateral for the Loans;

                           (ii) any  amendment  to,  or  restructuring  of,  the
Loans, this Agreement or the other Loan Documents,

                           (iii) any and all lawful  action that may be taken by
the Bank in connection with the enforcement of the provisions of this Agreement or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with the Borrower, any guarantor of all or any portion of the Loans and/or any partner, joint venturer or shareholder thereof becoming a subject of a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, and

                           (iv) any  liability  to  brokers,  finders or similar
persons and/or under any applicable securities or blue sky laws.

All sums expended by the Bank on account of any of the foregoing shall be reimbursable on demand, and until reimbursed by the Borrower pursuant hereto, shall be deemed additional principal evidenced hereby and shall bear interest at the Default Rate herein set forth. The obligations of the Borrower under this paragraph shall, notwithstanding any exculpatory or other provisions of any nature whatsoever which may be set forth herein, or the other Loan Documents, constitute the personal recourse undertakings, obligations and liabilities of the Borrower.

                  (b) In addition, the other provisions herein contained, the Borrower shall indemnify the Bank against any loss or expense that the Bank may sustain or incur as a consequence of any failure by the Borrower to take down all or any portion of the Loans on the date the Borrower requested that the Loan be advanced or as a consequence of any default by the Borrower in the payment of any portion of the Principal Balance of the Term Note bearing interest at a LIBOR Rate or the Fixed Rate, or any part thereof or interest accrued thereon at a LIBOR Rate or the Fixed Rate, as and when due and payable, or the occurrence of any default or Event of Default under this Agreement or other Loan Documents, including, but not limited to, any loss or expense sustained or incurred by any such Obligee in liquidating or reemploying deposits from third parties acquired to effect or maintain a LIBOR Rate or a Fixed Rate with respect to all or any portion of the Principal Balance hereof. The Bank shall provide to the Borrower a statement explaining the amount of any such loss or expense, which statement shall be conclusive and binding upon the Borrower absent manifest error.

         2.9 Increased Costs. The Borrower recognizes that the cost to the Bank of making or maintaining LIBOR Rates with respect to the Principal Balance, or any portion thereof, may fluctuate, and the Borrower agrees to pay the Bank within ten (10) days after demand by the Bank an additional amount or amounts as the Bank shall reasonably determine will compensate the Bank for additional costs incurred by each such Obligee in maintaining LIBOR Rates on the Principal Balance or any portion thereof as a result of:

                  (i) the imposition after the date of this Agreement of, or changes after the date of this Agreement in, the reserve requirements promulgated by the Board of Governors of the Federal Reserve System of the United States including, but not limited to, any reserve on Eurocurrency Liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System of the United States at the ratios provided in such Regulation from time to time, it being agreed that any portion of the Principal Balance hereof bearing interest at LIBOR Rates from time to time in accordance with the provisions of this Agreement shall be deemed to constitute Eurocurrency Liabilities, as defined by such Regulation, and it being further agreed that such Eurocurrency Liabilities shall be deemed to be subject to such reserve requirements without benefit of, or credit for, prorations, exceptions or offsets that may be available to the Bank from time to time under such Regulations, and irrespective of whether the Bank actually maintains all or any portion of such reserve; or

                  (ii) any change, after the date of this Agreement, in applicable law, rule or regulation, or in the interpretation or administration thereof, by any domestic or foreign governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) or by any domestic or foreign court, changing the basis of taxation of any payments to the Bank under this Agreement or the other Loan Documents (other than taxes imposed on all or any portion of the overall net income of the Bank by any state or country or by any political subdivision or taxing authority), or imposing, modifying or applying any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or any other acquisition of funds for loans by the Bank or imposing on the Bank, or on the London Interbank Market, any other condition affecting the Term Note or the other Loan Documents or the portion of the Principal Balance of the Term Note bearing interest at LIBOR Rates so as to increase the cost to the Bank of making or maintaining a LIBOR Rate with respect to the Principal Balance hereof or any portion thereof or to reduce the amount of any sum received or receivable by the Bank under this Agreement or the other Loan Documents (whether of principal, interest or otherwise), by an amount deemed by the Bank in good faith to be material, but without duplication for payments required under subparagraph (i) above.

Any amount or amounts payable by the Borrower to the Bank pursuant to subparagraphs (i) or (ii) of this Section 2.9 shall be paid by the Borrower to the Bank within ten (10) days of receipt by the Borrower from the Bank of a statement setting forth the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding upon the Borrower absent manifest error. Failure on the part of the Bank to demand compensation for any increased costs in any Interest Period shall not constitute a waiver of the Bank's right to demand compensation for any increased costs incurred during any such LIBOR Rate Interest Period or in any other subsequent or prior LIBOR Rate Interest Period.

         2.10 Fees. The Borrower acknowledges and confirms that the Bank may impose certain administrative processing and/or commitment fees in connection with any extension, renewal, modification, amendment, termination or the administration of its loans required due to changes in governmental policy (the occurrence of any of the above hereinafter called an "Event"). The Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional reasonable fees of a similar type or nature which may be imposed by the Bank from time to time, upon the occurrence of any Event.

         2.11 Stub Date. If the last LIBOR Rate Interest Period during the term of a Term Loan which fully complies with the definitions and requirements set forth herein with respect to a particular portion of the Principal Balance shall end on a date prior to the applicable Term Loan Maturity Date (the "Stub Date"), then, if the period from and including the Stub Date to and including such Term Loan Maturity Date shall be equal to: (i) less than on month, the entire amount of such portion of the Principal Balance shall, for the remainder of the term, at the election of the Bank, either bear interest at the Floating Rate or at a one-month LIBOR Rate determined in accordance with the provisions of this Agreement, it being agreed that the one-month LIBOR Rate applicable to such period shall be determined as if it were for a LIBOR Rate Interest Period of one month, or (ii) more than one month, the outstanding Principal Balance shall bear interest at an available LIBOR Rate chosen by the Borrower in accordance with the provisions of this Agreement for a period extending from the Stub Date to the last Re-Set Date to occur prior to such Term Loan Maturity Date and thereafter shall bear interest in accordance with (i) above. The foregoing notwithstanding, in no event shall the Principal Balance bearing interest at any one LIBOR Rate be less than $500,000.00. Any sums less than $500,000.00 shall bear interest at the Floating Rate.

         2.12 LIBOR Rate Unavailability. In the event, and on each occasion, that on the day two (2) Working Days prior to the commencement of a particular LIBOR Rate Interest Period, the Bank shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that U.S. dollar deposits, in an amount approximately equal to the portion of the Principal Balance which is to bear interest at a particular LIBOR Rate during such particular LIBOR Rate Interest Period in accordance with the provisions of this Agreement, are not generally available at such time in the London Interbank Market, or reasonable means do not exist for ascertaining a LIBOR Rate for such particular LIBOR Rate Interest Period, the Bank shall so notify the Borrower, and the interest rate applicable to the portion of the Principal Balance with respect to which such LIBOR Rate was to pertain shall automatically convert to the Floating Rate as of the impending Roll Over Date, it being agreed that the Floating Rate shall remain in effect thereafter with respect to such portion of the Principal Balance unless and until the Bank shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that the aforesaid circumstances no longer exist, whereupon the interest rate applicable to such portion of the Principal Balance shall be converted back to a LIBOR Rate determined in the manner hereinabove set forth in this Agreement effective as of the first Re-Set Date which commences ten (10) Working Days or more after such good faith determination by the Bank.

         2.13 LIBOR Rate Determinations. Each determination of the LIBOR Rate, the Base LIBOR Rate and the Fixed LIBOR Rate applicable to a particular LIBOR Rate Interest Period shall be made by the Bank and shall be conclusive and binding upon the Borrower absent manifest error. Interest at the applicable LIBOR Rate from time to time shall be calculated for the actual number of days elapsed on the basis of a 360-day year.

         2.14 LIBOR Rate Changes of Law. If any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain a LIBOR Rate with respect to the Principal Balance or any portion thereof or to fund the Principal Balance or any portion thereof at a LIBOR Rate in the London Interbank Market or to give effect to its obligations as contemplated by this Agreement, then, upon notice by the Bank to the Borrower in accordance with the notice provisions set forth herein, the interest rate applicable to such portion of the Principal Balance shall be automatically converted to the Floating Rate, it being agreed that any notice given by the Bank to the Borrower pursuant to this sentence shall, such change in law, regulation or interpretation permitting, be effective in so far as it pertains to any particular portion of the Principal Balance bearing interest at a particular LIBOR Rate on the impending Roll Over Date pertaining to such particular portion of the Principal Balance, or shall, such change not so permitting, be effective immediately upon being given by the Bank to the Borrower, and that the Floating Rate shall thereafter remain in effect with respect to such portion of the Principal Balance unless and until the Bank shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that the aforesaid circumstances no longer exist, whereupon the interest rate applicable to such portion of the Principal Balance shall be converted to a LIBOR Rate determined in the manner hereinabove set forth in this Agreement effective as of the first Re-Set Date which commences ten (10) Working Days or more after such good faith determination by the Bank. If the interest rate applicable to any portion of the Principal Balance is converted from a LIBOR Rate to the Floating Rate on a date other than a Roll Over Date in accordance with the provisions of the preceding sentence, the Borrower shall pay to the Bank on demand an amount equal to the LIBOR Rate Prepayment Premium, if any, which would have been due pursuant to the provisions of this Agreement hereinafter set forth if the portion of the Principal Balance bearing interest at such LIBOR Rate was prepaid in full on the date of such conversion.

         2.15 Late Payments. If any installment of principal, interest, additional interest or other sum payable under any Note is not paid when due, the Borrower shall pay to the Bank upon demand, in addition to any other amounts which may be due or imposed hereunder, an amount equal to the Floating Rate plus 3% per annum multipled by (i) the amount of such payment overdue times (ii) the number of days such payment is past due.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this Agreement and to make the financial accommodations herein provided for, the Borrower hereby covenants, represents and warrants to the Bank that:

         3.1 Financial Condition. The consolidated balance sheet of the Borrower as of December 31, 1997, and the related consolidated statements of operations and retained earnings and cash flows for the fiscal year ended on such date, prepared by the Borrower, and audited by KPMG Peat, Marwick, L.L.P., such statements have heretofore been furnished to the Bank, are complete and correct and present fairly the financial condition of the Borrower as at such date, and the results of its operations and changes in financial position for the fiscal year then ended. Such certified financial statements, including schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles. The Borrower has no material contingent obligations, contingent liabilities or liabilities for taxes, long-term leases or unusual forward or  long-term  commitments,  which are not  reflected  in the  foregoing certified statements or in the notes thereto. Since the date of the aforementioned financial statements, there has been no material adverse change in the business operations, assets or financial or other condition of the Borrower.

         3.2 Corporate Existence: Compliance with Law. The Borrower, (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power and authority and the legal right to own and operate its property, and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or operation of property or the conduct of its business require such qualification, and (d) is in compliance with all Requirements of Law; except to the extent that the failure to so qualify as a foreign corporation as required by clause (c) of this Section 3.2 or to comply with all Requirements of Law as required by clause
(d) of this Section 3.2 could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of any such Person, and could not materially adversely affect the ability of (i) the Borrower to perform its obligations under this Agreement, the Notes and its Security Agreement.

         3.3 Obligations. The Borrower has the corporate power and authority and the legal right to make, execute, deliver and perform its obligations under this Agreement, its Security Agreement and the Notes, and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement, its Security Agreement and the Notes and to authorize the execution, delivery and performance of this Agreement, its Security Agreement and the Notes. No consent or authorization of, filing with, or other act by or in respect of any other Person (including stockholders and creditors of such Borrower) or any Governmental Authority, is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement, its Security Agreement or any Note. This Agreement, its Security Agreement and the Notes will be duly executed and delivered on behalf of the Borrower and this Agreement, its Security Agreement and the Notes, when executed and delivered, will each constitute a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         3.4 No Legal Bar. The execution, delivery and performance of this Agreement, the Security Agreement and the Notes and the borrowings hereunder and the use of the proceeds thereof by the Borrower will not violate any Requirement of Law or any Contractual Obligation of the Borrower, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation except those in favor of the Bank as provided herein.

         3.5 No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending by or against any Specified Person or against any of their properties or revenues (a) with respect to this Agreement, any Security Agreement, any Note or any of the transactions contemplated hereby or thereby, or (b) which if adversely determined, would have an adverse effect on the business, operations, property or financial or other condition of the Borrower.

         3.6 No Default. No Specified Person is in default under or with respect to any Contractual Obligation in any respect which could be materially adverse to the business, operations, property or financial or other condition of the Borrower or which could materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement, its Security Agreement or any Note. No Default or Event of Default has occurred and is continuing.

         3.7 No Burdensome Restrictions. No Contractual Obligation of any Specified Person and no Requirement of Law materially adversely affects, or insofar as the Borrower may reasonably foresee may so affect, the business, operations, property or financial or other condition of any such Specified Person.

         3.8 Taxes. The Borrower has filed or caused to be filed all tax returns which to the knowledge of the Borrower are required to be filed, and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property.

         3.9 Federal Regulations. The Borrower is not engaged nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.

         3.10 Environmental Matters. Except as specifically set forth and as provided in Schedule 3.10 hereto:

                  (a) none of the Real Property contains, or has previously contained, any hazardous or toxic waste or substances or underground storage tanks.

                  (b) The Real Property is in compliance with all applicable federal, state and local environmental standards and requirements affecting such Real Property, and there are no environmental conditions which could interfere with the continued use of the Real Property.

                  (c) The Borrower has not received any notices of violations or advisory action by regulatory agencies regarding environmental control matters or permit compliance.

                  (d) Hazardous waste has not been transferred from any of the Real Property to any other locations which is not in compliance with all applicable environmental laws, regulations or permit requirements.

                  (e) With respect to the Real Property, there are no proceedings, governmental administrative actions or judicial proceedings pending or, to the best knowledge of the Borrower, contemplated under any federal, state or local law regulating the discharge of hazardous or toxic materials or substances into the environment, to which the Borrower is named as a party.

         3.11 Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the Borrower's computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by June 1, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect.

         3.12     Subsidiaries.  The Borrower has no active Subsidiaries.

                         SECTION 4. CONDITIONS PRECEDENT

         4.1      Conditions of the Term Loans.

         The obligation of the Bank to make the Term Loans to the Borrower hereunder is subject satisfaction of the following conditions precedent:

                  (a) Note. The Bank shall have received the Term Notes conforming to the requirements hereof and duly executed by the Borrower.

                  (b) Security Agreements. The Bank shall have received a Security Agreement from the Borrower in form and substance satisfactory to the Bank, together with UCC-l financing statements executed by such entity in favor of the Bank.

                  (c) Certificates and Resolutions. The Bank shall have received
(i) copies of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Agreement, the Security Agreement referred to in Paragraph 9(b) and the Notes certified respectively by the Secretary or an Assistant Secretary of such corporation; and
(ii) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of such corporation authorized to sign any and all documents to be delivered by such corporation or as required or contemplated hereunder.

                  (d) Patents and Trademarks. The Bank shall have received a list of all patents and trademarks held by the Borrower and the same shall be free of any security interests.

                  (e) Origination Fee. The Bank shall have received the sum of $10,000 as an origination fee, which fee shall be deemed earned whether or not Term Loan B is made hereunder.

                  (f) Insurance Certificates. The Bank shall have received certificates of insurance naming the Bank as loss payee on all insurance policies required hereunder.

                  (g) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank and its counsel.

                        SECTION 5. AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as any Term Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder, the Borrower will and with respect to the agreements set forth in Sections 5.1 through 5.5 hereof will cause each Specified Person as applicable to:

         5.1 Corporate Existence and Qualification. Take the necessary steps to preserve its corporate existence and its right to conduct business in all states in which the nature of its business requires qualification to do business. In the event of dispute between the Borrower and the Bank as to when qualification is necessary, the decision of the Bank shall control.

         5.2      Financial Information and Compliance Certificates.

                  (a)  Keep  its  books  of  account  in  accordance  with  good accounting practices and furnish to the Bank within 90 days after the last day of each of its fiscal years, the consolidated and consolidating financial statements and balance sheets of the Borrower and its Subsidiaries (and to the extent not furnished therewith, like consolidated and consolidating statements of each Corporate Guarantor and its Subsidiaries) as at such last day of the fiscal year and statements of income and retained earnings and cash flows for such fiscal year each prepared in accordance with generally accepted accounting principles consistently applied and certified by a firm of independent certified public accountants satisfactory to the Bank, together with such certified public accountant's management letter as and when issued; and within 45 days after the close of each of the first three quarters of each fiscal year consolidated and consolidating financial statements, balance sheets, statements of income and retained earnings and cash flows of such Borrower and its Subsidiaries (and to the extent not furnished therewith, like consolidated and consolidating statements of each Corporate Guarantor and its Subsidiaries) as of the last day of and for such quarter and for the period of the fiscal year ended as of the close of the particular quarter, all such quarterly statements to be unaudited and in reasonable detail, and certified by the chief financial or accounting officer of the Borrower as having been prepared in accordance with GAAP (subject to year-end adjustments) and in comparative form for the corresponding figures for the comparable period for the preceding fiscal year. The Borrower will also, with reasonable promptness, furnish such other data as may be reasonably requested by the Bank and will at all times and from time to time permit the Bank by or through any of its officers, agents, employees, attorneys or accountants to inspect and make extracts from such Borrower's books and records.

                  (b) At the same time as it delivers the financial statements called for by Paragraph 5.2(a), deliver certificate of the president and the chief financial or accounting officer of the Borrower evidencing a computation of compliance with the provisions of Section 6 hereof for each quarter and a certificate of the auditor for each fiscal year end statement and stating that in each case except as disclosed in such certificate, the person making such certificate has no knowledge or any Default or Event of Default their delivery of annual certified financial statements. The Borrower's certified public accountants shall also deliver such a certificate, which shall be addressed to the Borrower and the Bank for the fiscal year end calculations.

                  (c) Within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, Borrower shall furnish to the Bank a certificate of the chief financial or accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

                  (d) As soon as practical, all reports submitted to governmental agencies and stockholders, except as prepared in the normal course of business and that would not result in an adverse action to be taken by any such agencies, and all such other information as the Bank shall reasonably request.

                  (e) All reports and forms filed with respect to all pension or other employee benefit plans under ERISA, except as filed in the normal course of business and that would not result in an adverse action to be taken by ERISA, and details related to information of a reportable ERISA event; and

                  (f) Such other information regarding the operations, business affairs and financial condition as the Bank may reasonably request.

         5.3 Insurance. Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates and naming the Bank as loss payee.

         5.4 Preservation of Properties: Compliance with Law. Maintain and preserve all of its properties which are used or which are useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted and comply with all Requirements of Law .

         5.5 Taxes. Duly pay and discharge all taxes or other claims which might become a lien upon any of its property except to the extent that any thereof are being in good faith appropriately contested with adequate reserves provided therefor.

         5.6 Indemnity (Environmental Matters). With respect to the Real Property, (a) indemnify the Bank against any liability, loss, cost, damage, or expense (including, without limitation, reasonable attorneys' fees) arising from
(i) the imposition or recording of a lien by any local, state, or federal government or governmental agency or authority pursuant to any Environmental Laws; (ii) claims of any private parties regarding violations of Environmental Laws; and (iii) costs and expenses (including, without limitation, reasonable attorneys' fees and fees incidental to the securing of repayment of such costs and expenses) incurred by any Specified Person or the Bank in connection with compliance by any Specified Person or the Bank with any statute, regulation or order issued pursuant to any Environmental Laws by any local, state or federal government or governmental agency or authority, (b) at any time the Borrower has knowledge that it has violated, has incurred liability under or any of the Real Property has any lien or exposure of lien under any Environmental Law, the Borrower shall furnish to the Bank a certificate as to the action the Borrower is taking or proposes to take with respect thereto, which action shall be reasonably satisfactory to the Bank in all respects, and (c) at the request of the Bank, which request will not be made on more than one occasion during any twelve month period, the Borrower shall undertake, at its sole expense, any environmental investigation and examination of the Real Property which the Bank may require, including without limitation an environmental investigation and examination by a consultant satisfactory to the Bank.

         5.7  Litigation.  Promptly  notify  the  Bank of any  material  adverse
litigation,   administrative   proceedings,   investigation,   audit,   business
development or change in financial condition.

         5.8 Inspection. Allow the Bank to inspect the Borrower's and Corporate Guarantors' properties and/or books of account.

         5.9 Corporate Guarantors. Cause any newly formed or acquired Subsidiary of the Borrower to become a Corporate Guarantor, which subsidiary shall then execute and deliver to the Bank the Guaranty and shall be required to comply with all terms and conditions as herein required of the Borrower.

         5.10     ERISA. Maintain compliance with ERISA.

         5.11 Requirements of Law. Maintain compliance in all material respects with all Federal, State and local laws, rules and regulations, including environmental laws, rules and regulations.

                         SECTION 6. FINANCIAL COVENANTS

         The Borrower hereby agrees that, so long as any Term Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder, the Borrower and its Subsidiaries on a consolidated basis will not:

         6.1 Dividends. Declare cash dividends in excess of 5% of each fiscal year's net income before taxes; provided that no Event of Default exists at the time of the payment of such dividend or would be created by such payment.

         6.2 Losses. Permit any fiscal year losses or losses for any two (2) consecutive fiscal quarters.

         6.3 Consolidated Working Capital. Permit Consolidated Working Capital (excluding prepaid expenses) to be less than $1,000,000 at any time.

         6.4  Debt to Worth  Ratio.  Permit  the  ratio  of  Consolidated  Total
Unsubordinated   Liabilities  to  Consolidated  Tangible  Net  Worth  (including
Approved Subordinated Debt) to be greater than 1.00 to 1.00 at any time.

         6.5 Debt Service Coverage. Permit the Debt Service Coverage to be less than 1.25 to 1.00 at the end of any fiscal quarter. For the purposes of this covenant, the term "Debt Service Coverage" shall be defined as the sum of Net Income Before Taxes and Interest plus Depreciation and Amortization minus Unfunded Capital Expenditures divided by the sum of the Current Portion of Long Term Debt plus Interest and Dividends and shall be calculated at the end of any fiscal quarter for the four (4) quarters then ended.

         For the purposes of the above Financial Covenants, each shall be calculated using the Bank's standard formulas. Any capitalized terms set forth above not defined shall have the meaning ascribed thereto using generally accepted accounting principles.

                         SECTION 7. NEGATIVE COVENANTS.

         The Borrower hereby agrees that, so long as any Term Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder it will not, nor will it permit any of its Subsidiaries to:

         7.1 Indebtedness for Borrowed Money. Incur, or permit to exist, any indebtedness for borrowed money except (i) indebtedness incurred hereunder and under any other loans made by the Bank in its discretion to the Borrower or any Subsidiary or Corporate Guarantor, (ii) indebtedness existing on the date hereof and reflected in the financial statements referred to in Section 3.1 hereof;
(iii) purchase money indebtedness incurred in the acquisition of equipment not to exceed 80% of the purchase price and $500,000 on an annual basis, (iv) indebtedness subordinated on terms and conditions satisfactory to and with prior written consent of the Bank, (v) trade payables, advances or progress payments under contracts as are customarily incurred in the normal course of business,
(vi) indebtedness incurred for the financing of insurance premiums provided such indebtedness does not exceed $500,000 in the aggregate, and (vii) contingent liabilities arising from interest rate hedges.

         7.2 Mergers, Acquisitions and Sales of Assets. Enter into any merger or consolidation in which the Borrower is not the surviving corporation or liquidate, windup or dissolve itself or sell, transfer or lease or otherwise dispose of all or any substantial part of its assets (other than sales of inventory and obsolescent equipment in the ordinary course of business) or acquire by purchase or otherwise the business or assets of, or stock of, another business entity for a consideration in excess of $250,000; except that any Subsidiary may merge into or consolidate with any other Subsidiary which is wholly-owned by the Borrower and any Subsidiary which is wholly-owned by the Borrower may merge with or consolidate into the Borrower.

         7.3 Loans; Investments. Lend or advance money, credit or property to or invest in (by capital contribution, loan, purchase or otherwise) any firm, corporation, or other Person except investments in (i) United States Government obligations, certificates of deposit of any banking institution with combined capital and surplus of at least $1,000,000,000 which matures no later than one
(1) year from the date of investment, (ii) investments in ready marketable securities, direct obligations of the United States of America or obligations guaranteed by the United States of America which mature no later than one (1) year from the date of investment, (iii) prime (A-1, P-1) rated commercial paper and (iv) credit advanced in the normal course of business.

         7.4 Liens. Create, assume or permit to exist, any Lien on any of its property or assets now owned or hereafter acquired except (i) Liens in favor of the Bank; (ii) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially impair the use thereof in the operation of its business; (iii) Liens for taxes or other governmental charges which are not delinquent or which are being contested in good faith and for which a reserve shall have been established in accordance with generally accepted accounting principles; (iv) purchase money Liens granted to secure the unpaid purchase price of any fixed assets purchased within the limitations of Section 7.1 above; (v) existing liens scheduled and not to be renewed, extended or increased; and (vi) statutory liens for deposits under Social Security and similar laws.

         7.5 Contingent Liabilities. Assume, endorse, be or become liable for or guarantee the obligations of any Person excluding however, the endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         7.6 Dividends. Declare or pay any dividends in contradiction to the permitted dividends set forth in the financial covenants hereof.

         7.7 Sales of Receivables: Sale - Leasebacks. Sell, discount or otherwise dispose of notes, accounts receivable or other obligations owing to the Borrower, with or without recourse, except for the purpose of collection in the ordinary course of business; or sell any asset pursuant to an arrangement to thereafter lease such asset from the purchaser thereof.

         7.8 Nature of Business. Materially alter the nature of its business.

         7.9 Stock of Subsidiaries. Sell or otherwise dispose of any Subsidiary (except in connection with a merger or consolidation of a Subsidiary into the Borrower or another Subsidiary) or permit a Subsidiary to issue any additional shares of its capital stock except pro rata to its stockholders.

         7.10 ERISA. (i) Terminate any Plan so as to result in any material liability to the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (the "PBGC"), (ii) engage in or permit any person to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1954, as amended) involving any Plan which would subject a Borrower to any material tax, penalty or other liability, (iii) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any Plan, or (iv) allow or suffer to exist any event or condition, which presents a material risk incurring a material liability to the PBGC by reason of termination of any Plan.

         7.11 Fiscal Year. Change or consent to a change in the fiscal year end of the Borrower or any Subsidiary.

                          SECTION 8. EVENTS OF DEFAULT

         Upon the occurrence of any of the following events (each an "Event of Default"):

         (a) Borrower shall fail to pay any interest on or principal of any Term Note when due or shall fail to pay any other amount payable hereunder; or the Borrower or any Corporate Guarantor shall default under any other agreement, instrument or obligation made with or in favor of or owing to the Bank; or

         (b) Any representation or warranty made or deemed made by the Borrower herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been false in any material respect on or as of the date made or deemed made; or

         (c) Borrower shall default in the observance or performance of any covenant or agreement contained in Sections 5, 6 or 7.

         (d) Borrower shall default in the observance or performance of any other agreement contained in this Agreement and such default shall continue unremedied for a period of 10 days after written notice thereof is given to the Borrower by the Bank; or

         (e) Any Specified Person shall (i) default in any payment of any indebtedness for borrowed money (other than the Notes) or the obtaining of advances or credit beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, in each case the effect of which default or other event or condition is to cause or permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause such indebtedness to become due prior to its stated maturity; or

         (f) (i) Any Specified Person shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Specified Person shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Specified Person any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Specified Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall have not been vacated, discharged, or stayed or bonded pending appeal within 20 days from the entry thereof; or (iv) any Specified Person shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) of this Paragraph 8(f); or (v) any Specified Person shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (g)  (i)  any  Specified   Person  shall  engage  in  any   "prohibited
transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Bank, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or
(d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (iv) any Plan shall terminate for purposes of Title IV of ERISA, and in each case in clauses (i) through (iv) above, such event or condition could subject the Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations or property of the Borrower; or

         (h) the rendition by any court of a final judgment against any Specified Person which shall not be satisfactorily stayed, discharged, vacated or set aside within 60 days after the making thereof; or the attachment of any property of any Specified Person which has not been released or provided for to the reasonable satisfaction of the Bank within 60 days after the making thereof; or

         (i) the Guarantees of any of the Corporate Guarantors shall cease to be in full force and effect other than because of a merger of a subsidiary into the Borrower;

then, in any such event, the Bank may, at its option, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable and the same, and all interest accrued thereon, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived, anything contained herein or in any instrument evidencing the Loans to the contrary notwithstanding.

                         SECTION 9. COLLATERAL SECURITY

         (a) General Loan and Collateral Agreement. As collateral security for the payment of any and all sums owing under the Term Notes and all other obligations, direct or contingent, joint, several or independent, of the Borrower now or hereafter existing due or to become due to, or held or to be held by the Bank, whether created directly or acquired by assignment or otherwise including, without limitation, any arising under this Agreement (all of such obligations, including the Notes, being hereinafter called the "Obligations"), the Borrower hereby grants to the Bank a lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence of any Event of Default be set-off, appropriated and applied by the Bank against any of the Obligations whether or not such Obligations are then due or are secured by any collateral, or, if they are so secured, whether or not such collateral held by the Bank is considered to be adequate.

         (b) Additional Collateral Security. In addition to the collateral described in Paragraph 9(a) hereof, payment of the Obligations is also secured by a first priority security interest in all personal property of the Borrower and its Subsidiaries whether now owned or hereafter acquired, as provided in security agreements executed or to be executed and delivered by such parties to the Bank (collectively the "Security Agreements").

                            SECTION 10. MISCELLANEOUS

         10.1 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing unless otherwise expressly provided herein and shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail addressed as follows, or to such address as may be hereafter notified in writing by the respective parties hereto and any future holders of any Note:

         The Borrower:

                  Balchem Corporation
                  Route 6 and Route 284
                  Slate Hill, New York 10973

                  Attention:  Mr. Frank J. Fitzpatrick

         The Bank:

                  The Chase Manhattan Bank
                  400 Rella Boulevard, Suite 100
                  Suffern, New York 10901
                  Attention: George C. Cardona, Vice President

         with a copy to:

                  McCarthy Fingar Donovan Drazen & Smith
                  11 Martine Avenue
                  White Plains, New York 10601
                  Attention:  Nicholas J. Chivily, Esq.

         10.2 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right.

         10.3 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Note.

         10.4 Payment of Expenses. The Borrower agrees to pay or reimburse the Bank for all its costs and expenses incurred in connection with (a) the enforcement or preservation of any rights under this Agreement or any Note or any other instrument or agreement entered into in connection herewith or therewith including, without limitation, the reasonable fees and disbursements of attorneys for the Bank if referred by the Bank to such attorneys for enforcement and collection, and (b) any claim or action threatened, made or brought against the Bank arising out of or relating to any extent to this Agreement, any Security Agreement, any Note or any instrument or agreement entered into a connection therewith or the transactions contemplated hereby or thereby if the Bank prevails in any such action or proceeding or Borrower makes payment to the Bank on account of any sums demanded by it prior to the disposition of any such action or proceeding or in settlement thereof.

         10.5 Waiver of Jury Trial. Set-off and Counterclaim. The Borrower and the Bank in any litigation (whether or not arising out of or relating to this Agreement) in which they shall be adverse parties waive the right of trial by jury and the Borrower waives the right to interpose any set-off or counterclaim of any kind or description in any such litigation.

         10.6 Modification and Waiver. No modification or waiver of, or with respect to any provision of this Agreement or any document or instrument delivered in connection therewith shall be effective unless it shall be in writing and signed by the Bank, and then such modification or waiver shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances.

         10.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Bank, all future holders of the Notes and its successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns.

         10.8 Governing Law: Consent to Jurisdiction. This Agreement, the Notes and any documents and instruments delivered in connection herewith and therewith and the rights and duties of the parties hereunder and thereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York and the Borrower consents to the jurisdiction of the courts of the State of New York in any action brought to enforce any rights of the Bank under this Agreement and any document or instrument related hereto.

         10.9 Entire Agreement. This Agreement and any other agreements, documents and instruments executed and delivered pursuant to or in connection with the Obligations contain the entire agreement between the parties relating to the subject matter hereof and thereof. The Borrower expressly acknowledges that the Bank has not made and the Borrower is not relying on any oral representations, agreements or commitments of the Bank or any officer, employee, agent or representative thereof.

         10.10 Interest Adjustment. Notwithstanding anything to the contrary contained in this Agreement or the Notes, the rate of interest payable on the Notes shall never exceed the maximum rate of interest permitted under applicable law. If at any time the rate of interest otherwise prescribed herein shall exceed such maximum rate, and such prescribed rate is thereafter below such maximum rate, the prescribed rate shall be increased to the maximum rate for such period of time as is required so that the total amount of interest received by the Bank is that which would have been received by the Bank except for the operation of the first sentence of this Section 10.10.

         10.11 Participation Interests. The Borrower acknowledges that the Bank may after the date of the Notes to sell and assign, participation interests in the Loans to such domestic or foreign banks, insurance companies, pension funds, trusts or other institutional lenders or other persons, parties or investors (including, but not limited to, grantor trusts, owner trusts, special purpose corporations, REMIC's, investment trusts or other similar or comparable investment vehicles) as may be selected by the Bank in its sole and absolute discretion and on terms and conditions satisfactory to the Bank in its sole and absolute discretion (any such bank, insurance company, pension fund, trust or other institutional lender or other person, party or investor to whom a participation interest in the Loans is so sold and assigned is herein referred to as a Participant). The Bank shall at all times during the term of the Loans act as lead lender and servicer for Participants in accordance with participation agreements in form and substance satisfactory in all respects to the Payee and its counsel. Subject to the applicable terms and provisions of the participation agreements, the Bank shall retain all rights with respect to the enforcement, collection and administration of the Loans and the security therefor and shall service the Loans throughout the term thereof. The Borrower shall cooperate, and shall cause each Corporate Guarantor, indemnitor and other Person or party associated or connected with the Loans or the collateral therefore to cooperate, in all respects with the Bank in connection with the sale of participation interests in the Loans in the manner contemplated by this paragraph, and shall, in connection therewith, execute and deliver such estoppels, certificates, instruments and documents as may be requested by the Bank. The Borrower grants to the Bank, and shall cause each Corporate Guarantor, indemnitor and other person or party associated or connected with the Loans or the collateral therefore to grant to the Bank, the right to distribute on a confidential basis financial and other information concerning the Borrower, each such Corporate Guarantor, indemnitor and other person or party and other pertinent information with respect to the Loans to any party who has purchased a participation interest in the Loans or who has expressed a serious interest in purchasing a participation interest in the Loans. The Borrower shall execute and deliver, and shall cause each Corporate Guarantor, indemnitor and other person or party associated or connected with the Loans or the collateral therefore to execute and deliver, such documents and instruments as may be necessary to split the Loans into two or more loans evidenced, secured and advanced by and pursuant to separate sets of notes, security agreements and other related Loan Documents to the full extent by the Bank to facilitate the sale of participation interests in the Loans in the manner contemplated by this paragraph, it being agreed that
(i) any such splitting of the Loans will not adversely affect or diminish the rights of the Borrower as presently set forth in this Agreement, the Notes, or the other Loan Documents and will not increase the respective obligations and liabilities of the Borrower or any such Corporate Guarantor, indemnitor or other person or party above those presently set forth in this Agreement, the Notes or the other Loan Documents, (ii) the other documents securing the Loans as so split will have such priority of lien and security interest as may be specified by the Bank, and (iii) the retained interest of the Bank in the Loans as so split shall be allocated to or among one or more of such separate loans in a manner specified by the Bank in its sole and absolute discretion. The Borrower shall not incur or be responsible for any additional costs, fees or expenses of any nature whatsoever as a result of the Bank's sale of participation interests in all or any portion of the Loans in the manner contemplated by this paragraph, it being agreed, however, that nothing contained in this sentence shall be deemed to modify, qualify, limit or affect in any manner whatsoever any of the terms and provisions of the Notes. If the Borrower shall default in the performance of its obligation as set forth in this paragraph, and if such default shall not be remedied by the Borrower within ten (10) days after notice by the Bank, the Bank shall have the right in its discretion to declare the Loans immediately due and payable.

         10.12 Legal Representation. The Borrower acknowledges that the Bank has advised it to be represented by legal counsel in the negotiation and execution of this Agreement and the other Loan Documents and Borrower has elected to forego such representation.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in White Plains, New York by their proper and duly authorized officer as of the day and year first above written.

                                                     BALCHEM CORPORATION

                                                     By:   /s/Dino A. Rossi
                                                           ----------------
                                                           Dino A. Rossi

                                                           President

                                                     THE CHASE MANHATTAN BANK

                                                     By:   /s/George C. Cardona
                                                           --------------------
                                                           George C. Cardona
                                                           Vice President

State of New York                   )
                                    ) ss.:

County of                           )

         On the ___________ day of January in the year 1999, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Dino A. Rossi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual(s) acted, executed the instrument.

                                              -------------------------------
                                                        NOTARY PUBLIC

State of New York                   )
                                    ) ss.:

County of                           )

         On the ___________ day of January in the year 1999, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared George C. Cardona, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             -------------------------------
                                                       NOTARY PUBLIC

                                                                   Schedule 3.10






                              Environmental Matters

                                      None

Exhibit A

                                   TERM NOTE A

$750,000.00                                               White Plains, New York
                                                    Dated as of January 15, 1999

         BALCHEM CORPORATION, a Maryland corporation (the "Borrower"), for value received, hereby promises to pay to the order of THE CHASE MANHATTAN BANK (the "Bank") at its office specified in Section 10.1 of the Amended and Restated Loan Agreement dated as of January 15, 1999 between the Borrower and the Bank, as amended from time to time (as so amended the "Agreement"; terms defined in the Agreement shall have their defined meanings when used in this Note) in lawful money of the United States and in immediately available funds, the principal sum of SEVEN HUNDRED FIFTY THOUSAND and no/100 DOLLARS ($750,000) payable in monthly principal installments as follows:

         Commencing on February 1, 1999 and on the first day of each succeeding month thereafter through and including Term Loan A Maturity Date, there shall be due and payable installments of principal each in the amount of $50,000.00; and

         On Term Loan A Maturity Date, the entire Principal Balance remaining unpaid and any accrued and unpaid interest shall be due and payable.

         In addition to the aforesaid payments of principal, the Borrower further promises to pay interest at said office in like money on the unpaid Principal Balance of this Note from time to time outstanding (computed on the basis of a 360-day year for actual days elapsed) at the times and at an annual rate (or rates) as selected by the Borrower pursuant to the terms of Section 2 of the Agreement. Interest shall be payable as provided in Section 2 of the Agreement. Whenever the entire unpaid principal amount of this Note becomes due and payable (whether at the stated maturity hereof, by acceleration or otherwise), interest hereon shall thereafter be payable on demand at a rate as set forth in Section 2 of the Agreement, but in no event in excess of the maximum rate of interest permitted under any applicable law.

         The foregoing notwithstanding, if in any month, it would be necessary for the Borrower to prepay a Loan which bears interest at a LIBOR Rate in order to make a regular monthly payment of principal due hereunder, the Borrower may defer such regular monthly payment until the last day of the LIBOR Rate Interest Period applicable to such Loan, provided, however, that the aggregate of all principal payments for: (1) the period February 1, 1999 through December 31, 1999 shall be no less than $550,000; and (2) the period February 1, 1999 through Term Loan A Maturity Date shall be no less than $750,000.

         This Note is the Term Note A referred to in the Agreement, and is entitled to the benefits thereof and may be prepaid in whole or in part (subject to the indemnity provided in the Agreement) as provided therein.

This Note is secured by the collateral described in each Security Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid under the Note may be declared immediately due and payable as provided in the Agreement.

         This Note is a restatement and replacement of, and not in addition to, the Note dated November 1, 1996 made by the Borrower for the benefit of the Bank, in the original principal amount of $2,100,000, which, itself, is a restatement and replacement of, and not in addition to, the Note dated January 25, 1995 made by the Borrower for the benefit of the Bank, in the original principal amount of $3,700,000.00.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                                     BALCHEM CORPORATION

                                                     By:   _____________________
                                                           Name:
                                                           Title:

State of New York                   )
                                    ) ss.:

County of                           )

         On the ___________ day of January in the year 1999, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared_____________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                             -------------------------------
                                                       NOTARY PUBLIC

                                                                       Exhibit B

                                   TERM NOTE B

$3,000,000.00                                             White Plains, New York
                                                    Dated as of January 15, 1999

         BALCHEM CORPORATION, a Maryland corporation (the "Borrower"), for value received, hereby promises to pay to the order of THE CHASE MANHATTAN BANK (the "Bank") at its office specified in Section 10.1 of the Amended and Restated Loan Agreement dated as of January 15, 1999 between the Borrower and the Bank, as amended from time to time (as so amended the "Agreement"; terms defined in the Agreement shall have their defined meanings when used in this Note) in lawful money of the United States and in immediately available funds, the principal sum of THREE MILLION and no/100 DOLLARS ($3,000,000.00) payable in monthly principal installments as follows:

         Commencing on February 1, 1999 and on the first day of each succeeding month thereafter through and including Term Loan B Maturity Date, there shall be due and payable installments of principal each in the amount of $50,000.00; and

         On Term Loan B Maturity Date, the entire Principal Balance remaining unpaid and any accrued and unpaid interest shall be due and payable.

         In addition to the aforesaid payments of principal, the Borrower further promises to pay interest at said office in like money on the unpaid Principal Balance of this Note from time to time outstanding (computed on the basis of a 360-day year for actual days elapsed) at the times and at an annual rate (or rates) as selected by the Borrower pursuant to the terms of Section 2 of the Agreement. Interest shall be payable as provided in Section 2 of the Agreement. Whenever the entire unpaid principal amount of this Note becomes due and payable (whether at the stated maturity hereof, by acceleration or otherwise), interest hereon shall thereafter be payable on demand at a rate as set forth in Section 2 of the Agreement, but in no event in excess of the maximum rate of interest permitted under any applicable law.

         The foregoing notwithstanding, if in any month, it would be necessary for the Borrower to prepay a Loan which bears interest at a LIBOR Rate in order to make a regular monthly payment of principal due hereunder, the Borrower may defer such regular monthly payment until the last day of the LIBOR Rate Interest Period applicable to such Loan, provided, however, that the aggregate of all principal payments for (1) the period February 1,1999 through December 31, 1999 shall be no less than $550,000; (2) the period February 1, 1999 through December 31, 2000 shall be no less than $1,150,000; (3) the period February 1, 1999 through December 31, 2001 shall be no less than $1,750,000; (4) the period February 1, 1999 through December 31, 2002 shall be no less than $2,350,000; and
(5) the period February 1, 1999 through Term Loan B Maturity Date shall be no less than $3,000,000.

         This Note is the Term Note B referred to in the Agreement, and is entitled to the benefits thereof and may be prepaid in whole or in part (subject to the indemnity provided in the Agreement) as provided therein.

This Note is secured by the collateral described in each Security Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid under the Note may be declared immediately due and payable as provided in the Agreement.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                            BALCHEM CORPORATION

                                            By:   ______________________________
                                                  Name:
                                                  Title:

State of New York                   )
                                    ) ss.:

County of                           )

         On the ___________ day of January in the year 1999, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared_____________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                -------------------------------
                                                       NOTARY PUBLIC

                                                                       Exhibit C

                               Prepayment Formula

                              n = x

         PV       =   [GRAPHIC-MATH SYMBOL]        NETn
                              n = 1


               ( P x (L - R) ) x   Daysn - Daysn-1
                                   ---------------
                                         360

NETn   =       -----------------------------------
                     (1 + Zn)      Daysn - Daysn
                                         360

                          X         =   Number,   or   fraction   thereof,    of
                                    Calculation Periods from date of prepayment to date of final fixed maturity

                          P    =    Principal prepaid

                          L    =    Fixed Rate

                          R    =    Redeployment Rate

            Daysn - Daysn-1    =    For each Calculation  Period "n", the actual
                                    number   of   days   elapsed   during   that
                                    Calculation Period.


           Daysn  - Days0       =   For each Calculation  Period "n", the actual
                                    number  of days  elapsed  from  the  date of
                                    prepayment   to  the   last   day  of   that
                                    Calculation Period.

                          Z     =   For  each   Calculation   Period  "n",   the
                                    Discount Rate for that Calculation Period.

                                                                       Exhibit D

[GRAPHIC-CHASE LOGO]           THE CHASE MANHATTAN BANK

                                        GUARANTY

                                         __________, New York, ___________, 199_

         WHEREAS,    __________________________    (hereinafter    called    the
"Borrower"), desires to transact business with and to obtain credit or a continuation of credit or other financial accommodations from THE CHASE MANHATTAN BANK, a New York banking corporation (hereinafter called the "Bank"); and

         WHEREAS, the Bank is unwilling to extend or continue credit to or other financial accommodations to the Borrower, unless it receives the following guaranty of the undersigned;

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration and in order to induce the Bank from time to time, in its discretion, to extend or continue credit or other financial accommodations to the Borrower, the undersigned hereby guarantees, absolutely and unconditionally, to the Bank the payment of all liabilities of the Borrower to the Bank of whatever nature, whether now existing or hereafter incurred, whether created directly or acquired by the Bank by assignment or otherwise, whether matured or unmatured and whether absolute or contingent (all of which are hereinafter collectively referred to as the "Liabilities of the Borrower").

         In order to further secure the payment of the Liabilities of the Borrower, the undersigned does hereby give the Bank a continuing lien and right of set-off for the amount of the Liabilities of the Borrower upon any and all monies, securities and any and all other property of the undersigned and the proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to or from the Bank, Chase Securities, Inc., or any other affiliate of the Bank from or for the undersigned, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into the possession of the Bank, Chase Securities, Inc., or any other affiliate of the Bank in any way, or place in any safe deposit box leased by the Bank, Chase Securities, Inc., or any other affiliate of the Bank to the undersigned. The Bank is also given a continuing lien and right of set-off for the amount of said Liabilities of the Borrower upon any and all deposits (general and special) and credits of, or for the benefit of the undersigned with, and any and all claims of the undersigned against, the Bank, Chase Securities, Inc., or any other affiliate of the Bank at any time existing. The Bank is hereby authorized at any time or times, without prior notice, to apply such deposits or credits, or any part thereof, to such Liabilities of the Borrower and, although said Liabilities of the Borrower may be contingent or unmatured, and whether the collateral security therefor is deemed adequate or not. The undersigned authorizes the Bank to deliver a copy of this guaranty to others as written notification of the undersigned's transfer of a security interest in the collateral described herein to the Bank.

         The undersigned agrees that, with or without notice or demand, the undersigned shall reimburse the Bank for all the Bank's expenses (including reasonable fees of counsel for the Bank who may be employees thereof) incurred in connection with any of the Liabilities of the Borrower or the collection thereof.

         This guaranty is a continuing guaranty and shall remain in full force and effect irrespective of any interruptions in the business relations of the Borrower with the Bank; provided, however, that the undersigned may, by notice in writing, delivered personally or received by certified mail, return receipt
requested,       addressed       to       the       Bank's       office       at
_____________________________________________________,  terminate  this guaranty with respect to all Liabilities of the Borrower incurred or contracted by the Borrower or acquired by the Bank after the date on which such notice is so delivered or received.

         All monies available to the Bank for application in payment or reduction of the Liabilities of the Borrower may be applied by the Bank in such manner and in such amounts and at such time or times as it may see fit to the payment or reduction of such of the Liabilities of the Borrower as the Bank may elect.

         The undersigned hereby waives: (a) notice of acceptance of this guaranty and of extensions of credit or other financial accommodations by the Bank to the Borrower; (b) presentment and demand for payment of any of the Liabilities of the Borrower; (c) protest and notice of dishonor or default to the undersigned or to any other party with respect to any of the Liabilities of the Borrower; (d) all other notices to which the undersigned may otherwise be entitled; and (e) any demand for payment hereunder.

         All liabilities of the undersigned to the Bank hereunder or otherwise, whether or not then due or absolute or contingent, shall without notice or demand become due and payable immediately upon the occurrence of any default or event of default with respect to any Liabilities of the Borrower (or the occurrence of any other event which results in acceleration of the maturity of any thereof) or the occurrence of any default hereunder. This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other person.

         The undersigned hereby consents that from time to time, before or after any default by the Borrower or any notice of termination hereof, with or without further notice to or assent from the undersigned, any security at any time held by or available to the Bank for any obligation of the Borrower, or any security at any time held by or available to the Bank for any obligation of any other person secondarily or otherwise liable for any of the Liabilities of the Borrower, may be exchanged, surrendered or released and any obligation of the Borrower, or of any such other person, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, discharged or released in whole or in part (including without limitation any such event resulting from any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets) or any default with respect thereto waived, and the Bank may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on the Bank's books in favor of the Borrower, or of any such other person, and may extend further credit in any manner whatsoever to the Borrower, and generally deal or take action or no action with regard to the Borrower or any such security or other person as the Bank may see fit; and the undersigned shall remain bound under this guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, discharge, inaction, extension of further credit or other dealing.

         The obligations of the undersigned are absolute and unconditional and are valid irrespective of any other agreement or circumstance which might otherwise constitute a defense to the obligations hereunder or to the obligations of others related thereto and the undersigned irrevocably waives the right to assert defenses, set-offs and counterclaims in any litigation relating to this guaranty and the Liabilities of the Borrower. This guaranty sets forth the entire understanding of the parties, and the undersigned acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to the obligations hereunder, except those specifically set forth herein.

         The undersigned irrevocably waives and shall not seek to enforce or collect upon any rights which it now has or may acquire against the Borrower, either by way of subrogation, indemnity, reimbursement or contribution, or any other similar right, for any amount paid under this guaranty or by way of any other obligations whatsoever of the Borrower to the undersigned. In the event either a petition is filed under the Bankruptcy Code in regard to the Borrower or an action or proceeding is commenced for the benefit of the creditors of the Borrower, this agreement shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Bank received from or on behalf of the Borrower prior to notice of termination of this guaranty and which are or may be held voidable or otherwise subject to recission or return on the grounds of preference, fraudulent conveyance or otherwise, whether or not the Liabilities of the Borrower have been paid in full.

         Each reference herein to the Bank shall be deemed to include its successors and assigns, in whose favor the provisions of this guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this guaranty.

         The term "undersigned" as used herein shall, if this instrument is signed by more than one party, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the next succeeding paragraph hereof the term "undersigned" shall mean the "undersigned or any of them". If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and applicable against the partnership and all of its partners (notwithstanding any changes in the individuals composing the partnership or any release of one or more partners) and the term "undersigned" shall include any altered or successive partnership but, the predecessor partnerships and their partners shall not thereby be released from any obligation or liability.

         No delay on the part of the Bank in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of the Bank to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this guaranty be effective unless in writing signed by an authorized officer of the Bank; nor shall any such waiver be applicable except in the specific instance for which given.

         This guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State; and no defense given or allowed by the laws of any other State or Country shall be interposed in any action hereon unless such defense is also given or allowed by the laws of the State of New York.

         The undersigned hereby unconditionally WAIVES ANY RIGHT TO JURY TRIAL in connection with actions by or against the Bank arising out of or in connection with the Liabilities of the Borrower and this guaranty.

Guarantor:                                   ___________________________________

(AFFIX CORPORATE SEAL HERE)

                                             By:  ______________________________

                                      Name:

                                     Title:

Address:                                    ____________________________________

                                            ____________________________________

                                                                       Exhibit E
                               SECURITY AGREEMENT

                                (General Purpose)

                  This agreement made this 15th day of January 1999 between The Chase Manhattan Bank (herein called "Bank") and BALCHEM CORPORATION (herein called "Borrower").

                  1. DEFINITIONS OF TERMS USED HEREIN. (a) "Borrower" includes all individuals executing this agreement as parties hereto and all members of a partnership when Borrower is a partnership, each of whom shall be jointly and severally liable individually and as partners hereunder. (b) "Liability" or "liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that may be hereafter contracted or acquired, of Borrower (including Borrower and any other person) to Bank, including without limitation all liabilities arising under or from any note, loan or credit agreement, letter of credit, guaranty, draft, acceptance, interest rate or foreign exchange agreement or any other instrument or agreement of (or the responsibility of) the Borrower or any loan, advance or other extension of credit or financial accommodation to Borrower by Bank. (c) "Proceeds" means whatever is received when Collateral is sold, exchanged, leased, collected or otherwise disposed of and includes the account arising when the right to payment is earned under a contract. (d) "Security interest" means a lien or other interest in Collateral which secures payment of a liability or performance of an obligation. (e) "Collateral" means the property described in
Section 2 hereof and the following described property of the Borrower.

                     SEE RIDER A ATTACHED HERETO AND DEEMED
                             INSERTED AT THIS POINT.

                  All terms used herein which are also defined in the New York or any other applicable Uniform Commercial Code shall also have at least the meanings herein as therein defined.

                  2. SECURITY INTEREST. As security for the payment of all loans and other extensions of credit or other financial accommodations now or in the future made by Bank to Borrower and all other liabilities of Borrower to Bank, Borrower hereby grants to Bank a security interest in the above described Collateral and all and any Proceeds arising therefrom and all and any products of the Collateral.

                  Borrower represents and warrants that it is the sole lawful owner of the Collateral, free and clear of any liens and encumbrances, and has the right and power to pledge, sell, assign and transfer absolute title thereto to Bank and that no financing statement covering the Collateral, other than the Bank's, is on file in any public office.

                  To further secure the Liabilities, the Borrower hereby grants, pledges and assigns to the Bank a continuing lien security interest and right of set-off in and to all money, securities and all other property of the Borrower, and the proceeds thereof, now or hereafter actually or constructively held or received by or for the Bank, Chase Securities, Inc or any other affiliate of the Bank for any purpose, including safekeeping, custody, pledge, transmission and collection and in and to all of the Borrower's deposits (general and special) and credits with the Bank, Chase Securities, Inc. or any other affiliate of the Bank. Borrower authorizes Bank to deliver to others a copy of this agreement as written notification of the Borrower's transfer of a security interest in the foregoing property. The Bank is hereby authorized at any time and from time to time, without notice, to apply all or part of such money, securities, property, proceed deposits or credits to any of the Liabilities in such amounts as the Bank may elect in its sole and absolute discretion, although the Liabilities may then be contingent or unmatured and whether or not the collateral security may be deemed adequate.

                  3. USE OF COLLATERAL. Until default, Borrower may use the Collateral in any lawful manner. If the Collateral is or is about to become affixed to realty, Borrower will, at Bank's request, furnish to the Bank a writing executed by the mortgagee of the realty whereby the mortgagee subordinates its rights and priorities to the Bank's security interest in the Collateral. If the Collateral is or may become subject to a landlord's lien, the Borrower will, at Bank's request, furnish the Bank with a landlord's waiver satisfactory in form to the bank.

                  4. INSURANCE. Borrower will have and maintain insurance on the Collateral until this Agreement is terminated against all expected risks to which it is exposed, including fire, theft and collision, and those which the Bank may designate, such insurance to be payable to the Bank and Borrower as their interest may appear; all policies shall provide for thirty (30). days' written notice minimum cancellation notice to the Bank. Bank may act as attorney for Borrower in obtaining, adjusting, settling and canceling such insurance.

                  5. DEFAULT. Default shall exist hereunder (1) if the Borrower shall fail to pay any amount of the Liabilities when due or if the Borrower shall fail to keep, observe or perform any provision of this Agreement or of any note, or other instrument or agreement between Borrower and Bank relating to any Liabilities or if any default or Event of Default specified or defined in any such note, instrument or agreement shall occur, (2) if the Borrower shall or shall attempt to (a) remove or allow removal of the Collateral from the county where the Borrower now resides or change the location of its chief executive office or principal place of business, (b) sell, encumber or otherwise dispose of the Collateral or any interest therein or permit any lien or security interest (other than the Bank's) to exist thereon or therein, (c) conceal, hire out or let the Collateral, (d) misuse or abuse the Collateral, or (e) use or allow the use of the Collateral in connection with any undertaking prohibited by law; (3) if bankruptcy or insolvency proceedings shall be instituted by or against the Borrower, or (4) If the Collateral shall be attached, levied upon, seized in any legal proceedings, or held by virtue of any lien or distress, or
(5) If the Borrower shall make any  assignment for the benefit of creditors,  or
(6) If the Borrower shall fail to pay promptly all taxes and assessments upon the Collateral or the use thereof, or (7) If the Borrower shall die, or (8) if the Bank with reasonable cause determines that its interest in the Collateral is in jeopardy, or (9) If Borrower should fail to keep the Collateral suitably insured. In the event of default or the breach of any undertaking of or conditions to be performed by the Borrower (1) all liabilities shall become immediately due and payable, and (2) the Borrower agrees upon demand to deliver the Collateral to the Bank, or the Bank may, with or without legal process, and with or without previous notice or demand for performance, enter any premises wherein the Collateral may be, and take possession of the same, together with anything therein; and the Bank may make disposition of the Collateral subject to any and all applicable provisions of the law. If the Collateral is sold at public sale, Bank may purchase the Collateral at such sale. The Bank, provided it has sent the statutory notice of default, may retain from the proceeds of such sale all reasonable costs Incurred in the said taking and sale and also, all sums then owing by the Borrower, and any surplus of any such sale shall be paid to the Borrower.

                  6. GENERAL AGREEMENTS. (a) Borrower agrees to pay the costs of filing financing statements and of conducting searches in connection with this Agreement (b) Borrower agrees to allow the Bank through any of its officers or agents, at all reasonable times, to examine or inspect any of the Collateral and to examine, inspect and make extracts from the Borrower's books and records relating to the Collateral. (c) Borrower will promptly pay when due all taxes and assessments upon the Collateral or for its use of operation or upon the proceeds thereof or upon this Agreement or upon any note or other instrument or agreement evidencing any of the liabilities. (d) At its option, the Bank may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral, and the Borrower agrees to reimburse the Bank on demand for any payment made or any expense incurred by the Bank pursuant to the foregoing authorization, Including outside or in-house counsel fees and disbursements incurred or expended by the Bank in connection with this Agreement
(e) Borrower hereby authorizes the Bank to file financing statements and any amendments .thereto without the signature of Borrower. Such authorization is limited to the security Interest granted by this Agreement (f) Borrower agrees that the Bank has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Bank and that all payments thereon should be made directly to the Bank and that the Bank has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral on its own name or that of the Borrower at any time.
(g) The Borrower agrees to pay or reimburse the Bank on demand for all costs and expenses incurred by it in connection with the administration and enforcement of this Agreement and the administration, preservation, protection, collection or realization of any Collateral (including outside or in-house attorneys' fees and expenses). (h) The Bank shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver is in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Bank, whether evidenced hereby or by any other Agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently. (i) This Agreement shall be governed by and construed In accordance with the laws of the State of New York. j) This Agreement, and the security interests, obligations, rights and remedies created hereby, shall inure to the benefit of the Bank and its successors and assigns and be binding upon the Borrower and its heirs, executors, administrators, legal representatives, successors and assigns.

                  7. EXECUTION BY BANK. This Agreement shall take effect immediately upon execution by the Borrower, and the execution hereof by the Bank shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this Agreement by the Bank is only for purposes of filing this Agreement as a Security Agreement under the Uniform Commercial Code, if execution hereof by the Bank is required for purposes of such filing.

BALCHEM CORPORATION (Borrower)

By: /S/Dino Rossi
-----------------
Dino Rossi

Route 6 & Route 284
-------------------
(Number and Street)

Slate Hill, New York 10973
--------------------------
(City, County, State)

Places of business in counties other than above.

--------------------------------------

THE CHASE MANHATTAN BANK
------------------------
(Bank Designation)

By: /S/George C. Cardona,
-------------------------
George C. Cardona
(Name and Title)

Address:  400 Rella Boulevard, Suite 100, Suffern, New York 10901
          -------------------------------------------------------

State of New York          )
                           ) ss.:

County of Orange           )

                  On the 14th day of January in the year 1999, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Dino A. Rossi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                       /S/ Linda Wood
                                                       --------------
                                                       NOTARY PUBLIC
                                                       LINDA M. WOOD

                                             Notary Public, State of New York
                                                        No 4957414

                                                Qualified in Orange County
                                            Commission Expires October 16, 1999

                          RIDER A TO SECURITY AGREEMENT

            BETWEEN THE CHASE MANHATTAN BANK AND BALCHEM CORPORATION

                  (a) All equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, any specific items or types of equipment set forth in the Schedule hereto), and all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                  (b) All inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to (i) any specific items or types of inventory set forth in the Schedule hereto and raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind and (iii) goods which are returned to or repossessed by the Borrower, and all accessions thereto and products thereof (any and all such inventory, accessions and products being the "Inventory");

                  (c) All accounts, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind now or hereafter existing arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts") and all rights under any present or future interest rate protection agreements related to any financial accommodations made by the Bank for the benefit of the Borrower; and

                  (d) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Bank is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.